Loans Receivable, Net (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Loans receivable:
Within credit term	¥ 554,178	$ 79,602	¥ 622,775
Past due	105,029	15,086
Total loans receivable	659,207	94,688	622,775
Allowance for loan losses	(5,147)	(739)	(2,556)
Loans receivable, net	¥ 654,060	$ 93,949	¥ 620,219